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                                                                    EXHIBIT 10.7



                               FIRST AMENDMENT TO
                              ARBITRATION AGREEMENT



         This FIRST AMENDMENT TO ARBITRATION AGREEMENT (the "First Amendment") is entered into as of the 16th day of April, 1996, by and between AIRTOUCH COMMUNICATIONS, INC. ("ATI") and U S WEST, Inc. ("USW").


                              W I T N E S S E T H:


         WHEREAS, on September 30, 1995, ATI and USW entered into that certain Arbitration Agreement; and

         WHEREAS, ATI and USW desire to amend the Arbitration Agreement as set forth hereinbelow.

         NOW, THEREFORE, in consideration of the mutual covenants and obligations expressed herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


                                    AGREEMENT


         1. Exhibit A to the Arbitration Agreement is hereby deleted and replaced with the Exhibit A (April 16, 1996) attached to this First Amendment.

         2. Except as expressly set forth herein, the terms and provisions of the Arbitration Agreement shall remain in full force and effect without modification.

         3. This First Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be deemed an original, but both such counterparts shall together constitute one and the same instrument.
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         IN WITNESS WHEREOF, the parties have executed this First Amendment to
Arbitration Agreement as of the date first hereinabove written.



                                  AIRTOUCH COMMUNICATIONS, INC.

                                  By:      /s/C. Lee Cox
                                     -------------------------------------------
                                           Name:  C. Lee Cox
                                           Title:



                                  U S WEST, INC.

                                  By:      /s/ C.M. Lillis
                                     -------------------------------------------
                                           Name:  Charles M. Lillis
                                           Title:  Executive Vice President;
                                                     President and CEO U S WEST
                                                     Media Group
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                                    EXHIBIT A
                                (APRIL 16, 1996)



                               RELATED AGREEMENTS


1. Amended and Restated Joint Venture Organization Agreement, dated September 30, 1995, between AirTouch Communications, Inc. ("ATI") and U S WEST, Inc. ("USW").

2. Amended and Restated Agreement of Limited Partnership of WMC Partners, L.P., dated as of September 30, 1995, as amended as of April 16, 1996, among members of the ATI Group and members of the USW Group.

3. Amended and Restated Agreement of Limited Partnership of PCS Nucleus, L.P., dated as of September 30, 1995, as amended as of April 16, 1996, between AirTouch PCS Holding, Inc. and USW PCS Holdings, Inc.

4. Amended and Restated Investment Agreement, dated as of September 30, 1995, as amended as April 16, 1996, by and between ATI and USW.

5. Amended and Restated Agreement of Exchange, dated as of September 30, 1995, as amended as of April 16, 1996, by and between ATI and USW.

6. Amended and Restated Trust Agreement of Exchange, dated as of September 30, 1995, as amended as of April 16, 1996, by and between ATI and USW.